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EXHIBIT 99.2


                              EMPLOYMENT AGREEMENT


This Employment Agreement ("Agreement") is made as of June 23, 2005, by and between Michel Urich ("Employee") and Genius Products, Inc., a Delaware corporation ("Employer"), located at 740 Lomas Santa Fe, Suite 210, Solana Beach, California 92075.

                                  INTRODUCTION:

Employer would like to engage the services of Employee for Employee's skills as General Counsel and related services as requested by Employer on a full-time basis, and Employee would like to be so engaged;

Employer and Employee have agreed on terms for such services and compensation;
and

Employer and Employee wish to enter into a formal written agreement to document the employment relationship in order to set forth (a) Employee's services and compensation, (b) the terms of Employee's employment, including the "at-will" nature thereof, (c) Employer's exclusive ownership of all proprietary information relating to Employer, (d) certain confidentiality matters, and (e) the manner in which proprietary information produced or acquired by Employee during such relationship shall be handled and made the sole property of Employer;

THEREFORE, in consideration of the foregoing and in exchange for the promises set forth below, Employee and Employer agree as follows:

1. SERVICES; TITLE. Employee shall be employed as a member of Employer's management team and provide such services as Employer shall reasonably request to be performed (the "Services") on a full-time basis and shall devote substantially all of Employee's work efforts to the business and operations of Employer. Employee's title shall be "General Counsel."

2. COMPENSATION, BENEFITS AND REVIEWS. Subject to all the other terms of this Agreement, in connection with Employee's performance of the Services, Employer shall:

         (a) Pay Employee's salary by check twice per month in equal installments in accordance with Employer's regular salary payment schedule, which shall be paid at the rate (before deductions for advances and deductions made at Employee's request, if any, and for deductions required by federal, state and local law) of $150,000 per year.

         (b) At the sole discretion of Employer, pay Employee a year-end performance bonus in the form of cash or shares of Genius Products, Inc. Common Stock.

         (c) grant options, pursuant to the 2004 Stock Incentive Plan, to Employee in the form of EXHIBIT A to purchase 150,000 shares of Genius Products, Inc. Common Stock, as follows:

                  50,000 options shall vest on the first anniversary of the Grant Date, and

                  50,000 options shall vest on the second anniversary of the Grant Date, and

                  50,000 options shall vest on the third anniversary of the Grant Date.

The Options shall be priced at the Fair Market Value (as defined in the 2004 Stock Incentive Plan) of the Common Stock on the date of the grant. The terms of the grant shall be governed by the 2004 Stock Incentive Plan, a copy of which is attached hereto as EXHIBIT B. All 150,000 options will be granted at the next meeting of the Board of Directors or Compensation Committee of the Board, whichever comes first (the "Grant Date").


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         (d) Grant Employee, within 30 days of the Commencement Date (as such term is defined below) the option to participate in all of the benefit plans offered by Employer to its Employees generally, including without limitation, insurance plans, 401(k) and other savings plans, Section 125 (cafeteria) and similar pre-tax expense plans, holidays, sick leave, etc., which may be amended from time to time in Employer's discretion. Employee understands that Employer has only a Blue Cross PPO health plan and no other benefit plan as of the date of this Agreement.

         (e) Grant Employee (i) within 30 days of the Commencement Date, health insurance for Employee and Employee's dependents, (ii) computers and similar devices, and (iii) such other benefits as Employer shall determine to provide to any of its employees from time to time (in each case subject to adjustment by the mutual consent of Employer and Employee and, in the case of subjection (iii) of this paragraph, payable quarterly in cash or, at the sole option of Employer, in the form of Employer common stock valued based on the average price thereof during the immediately preceding quarterly period).

         (f) Reimburse Employee for all reasonable travel, meals, lodging, communications, entertainment and other business expenses incurred by Employee in connection with Employee's performance under this Agreement.

         (g) Grant Employee three (3) weeks' vacation, as well as five (5) personal days off, with pay for each twelve-month period, taken at times agreed with Employer. Unused vacation shall accrue to a maximum of two times the annual accrual (for example a maximum accrual of six (6) weeks if employee earns three
(3) weeks vacation per year.

3. TERM AND TERMINATION. The term of this Agreement may be terminated "at will" by Employer at any time and for any reason or for no reason. In the event Employee shall be terminated by Employer without "Cause," Employer shall provide Employee with the compensation required by clauses (a) and (e) of Paragraph 2 of this Agreement as of the termination date for a twelve (12) month period (the "Severance Period") following the date of such termination ("Severance") plus all accrued but unpaid salary and vacation time to the date of termination, with the salary portion of all such compensation payable in cash in a lump sum (less deductions required by law) due immediately upon termination. Upon termination of Employee's employment with Employer for Cause, Employer shall be under no further obligation to Employee for salary or other compensation except to pay all accrued but unpaid salary and accrued vacation time to the date of termination.

         For purposes of this Agreement, "Cause" shall mean (i) conviction of a felony, or a misdemeanor where imprisonment is imposed, or (ii) Employee's entering into any arrangement with or providing of any services to any company, business or person that produces or markets children's or infant's video or music other than Genius Products, Inc. and its controlled or controlling affiliates and successors, iii) Gross negligence or willful misconduct, iv) a material breach of this Agreement, (v) a violation of Employers policies and procedures, and specifically a violation of Employer's sexual harassment and/or anti-discrimination policies, or a violation of Employer's trade secrets policy, or use or disclosure of Employer's trade secrets for personal gain. If Employee shall die during the term of this Agreement, no Severance shall be owed.

4. CHANGE IN CONTROL. In the event of a Corporate Transaction or Change in Control, all stock options, restricted stock or other stock based awards granted to Employee shall, immediately prior to the specified effective date of such Corporate Transaction or Change in Control, automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value), provided further that with respect to Employee's stock options, the options shall remain exercisable until the earlier of (i) the expiration of the option term or (ii) five (5) years after the date of the Corporate Transaction or Change in Control.


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(a)      For purposes of this Agreement, "Corporate Transaction" means any of the following transactions: (i) a merger or consolidation in which Employer is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which Employer is incorporated; (ii) the sale, transfer or other disposition of all or substantially all of the assets of Employer; (iii) the liquidation or dissolution of Employer involving all or substantially all Employer's assets; (iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which Employer is the surviving entity but in which securities possessing more than forty percent (40%) of the total combined voting power of Employer's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or (v) acquisition in a single or series of related transactions by any person or related group of persons (other than Employer or by a Employer-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of Employer's outstanding securities.

(b) For purposes of this Agreement, "Change of Control." shall mean a change in ownership or control of Employer effected through either of the following transactions: (i) a direct or indirect change in ownership or control of Employer effected through a merger, consolidation or acquisition by any person or related group of persons (other than an acquisition by Employer or by a Employer-sponsored employee benefit plan or by a person or persons that directly or indirectly controls, is controlled by, or is under common control with, Employer) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than fifty percent of the total combined voting power of the outstanding securities of Employer or Employer's parent company or (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors (as such term is defined in Employer's 2004 Stock Incentive Plan.

5. TERMINATION CERTIFICATE. Upon the termination of Employee's engagement under this Agreement for any reason whatsoever, Employee agrees to sign, date and deliver to Employer a "Termination Certificate" in the form of EXHIBIT C, and to deliver and take all other action necessary to transfer promptly to Employer all records, materials, equipment, drawings, documents and data of any nature pertaining to any invention, trade secret or confidential information of Employer or to Employee's engagement, and Employee will not take with Employee any documents containing or pertaining to any confidential information, knowledge or data of Employer that Employee may produce or obtain during the course of Employee's engagement under this Agreement. This Paragraph 4 shall survive indefinitely any termination of this Agreement or Employee's engagement hereunder.

6. NONDISCLOSURE. Employee agrees to keep confidential and not to disclose or make any use of (except for the benefit of Employer), at any time, either during or after Employee's engagement under this Agreement, any trade secrets, confidential information, knowledge, data or other information of Employer relating to products, processes, know-how, designs, formulas, test data, customer lists, business plans, marketing plans and strategies, pricing strategies or other subject matters pertaining to any business or future business of Employer or any of its clients, customers, Employees, licensees or affiliates ("Confidential Information"), which Employee may produce, obtain or


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otherwise acquire or become aware of during the course of Employee's engagement under this Agreement. Employee further agrees not to deliver, reproduce or in any way allow any such Confidential Information to be delivered or used by any third party without specific direction or consent of a duly authorized officer of Employer. The above provisions will not prohibit the disclosure or use of Confidential Information by Employee: (a) as is necessary to carry out Employee's duties under, or for the purposes authorized in, this Agreement or
(b) to the extent necessary to comply with properly authorized civil or criminal subpoena or other legal process. This Paragraph 5 shall survive indefinitely any termination of this Agreement or Employee's employment.

7. WORK FOR HIRE; OWNERSHIP OF INTELLECTUAL PROPERTY. Employee understands and agrees that all of Employee's work and the results thereof in connection with Employer and the Services, whether made solely by Employee or jointly with others, during the period of Employee's employment by Employer, that relate in any manner to the actual or anticipated business, work, activities, research or development of Employer or its affiliates, or that result from or are suggested by any task assigned to Employee or any activity performed by Employee on behalf of Employer, shall be the sole property of Employer, and, to the extent necessary to ensure that all such property shall belong solely to Employer, Employee by Employee's execution of this Agreement transfers to Employer any and all right and interest Employee may possess in such intellectual property and other assets created in connection with Employee's employment by Employer, and that may be acquired by Employee during the term of this Agreement from any source that relates, directly or indirectly, to Employer's business and future business. Employee also agrees to take any and all actions requested by Employer to preserve Employer's rights with respect to any of the foregoing. This Paragraph 6 shall survive indefinitely any termination of this Agreement or Employee's employment.

8. NO PARTNERSHIP; NOT ASSIGNABLE BY EMPLOYEE. This Agreement is between Employee and Employer, as at-will employer, and shall not form or be deemed to form a partnership or joint venture. Employer's rights, benefits, duties and obligations under this Agreement shall inure to its successors and assigns. Employee's rights, obligations and duties under this Agreement are personal to Employee and may not be assigned.

9. TRADE SECRETS OF OTHERS: Employee represents that Employee's performance of all the terms of this Agreement and as Employer's Employee does not, and will not breach any agreement to keep in confidence any proprietary information, knowledge or data acquired by Employee in confidence or in trust before Employee's engagement under this Agreement, and Employee will not disclose to Employer or induce Employer to use any confidential or proprietary information or material belonging to any other person or entity. Employee agrees not to enter into any agreement, either written or oral, in conflict with this Paragraph 8.

10. REPRESENTATIONS AND WARRANTIES. Each party represents and warrants that such party has the right, power and authority to enter into and execute this Agreement and to perform and discharge all of the obligations hereunder; and that this Agreement constitutes the valid and legally binding agreement and obligation of such party and is enforceable in accordance with its terms. Employee represents, promises, understands and agrees that: (i) other than as required by law, Employee shall not at any time divulge, directly or indirectly, any of the terms of this Agreement to any person or entity other than Employee's legal counsel; (ii) Employee shall not use any material or content of any kind in connection with Employer's products, software or website that is copyrighted or owned or licensed by a party other than Employer or that would or could infringe the rights of any other party; (iii) Employee shall not use in the course of Employee's performance under this Agreement, and shall not disclose to Employer, any confidential information belonging, in part or in whole, to any third party; (iv) EMPLOYEE UNDERSTANDS ALL OF THE TERMS OF THIS "AT WILL" EMPLOYMENT AGREEMENT, AND HAS REVIEWED THIS AGREEMENT IN DETAIL BEFORE AGREEING


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TO EACH AND ALL OF THE PROVISIONS; and (v) no statement, representation, promise, or inducement has been made to Employee, in connection with the terms of this Agreement, except as is expressly set forth in this Agreement.

11. GOVERNING LAW; ARBITRATION. This Agreement shall be subject to and construed in accordance with the laws of the State of California, and without giving effect to conflicts of laws principles. In the event of any dispute in connection with the Services or this Agreement that cannot be resolved privately between the parties, resolution shall be through binding arbitration conducted in the County of San Diego, California under the rules of the Judicial Arbitration and Mediation Service (JAMS) then in effect that are not contrary to the provisions of this Agreement. Any arbitration shall be conducted in accordance with the provisions of the California Code of Civil Procedure, Part 3, Title 9 (commencing with Section 1280). The parties may obtain discovery in aid of the arbitration in accordance with California Code of Civil Procedure
Section 1283.05. Nothing contained in this paragraph 10 shall limit either party's right to seek temporary restraining orders or injunctive or other equitable relief in the Superior Court of California in connection with this Agreement. EMPLOYEE UNDERSTANDS THAT BY AGREEING TO ARBITRATION IN THE EVENT OF A DISPUTE BETWEEN EMPLOYER AND EMPLOYEE, EMPLOYEE IS EXPRESSLY WAIVING EMPLOYEE'S RIGHT TO REQUEST A TRIAL BY JURY IN A COURT OF LAW.

12. NOTICES. All notices or other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered: (a) by hand; (b) by a nationally recognized overnight courier service; or (c) by United States first class registered or certified mail, return receipt requested, to the principal address of the other party, as set forth below. The date of notice shall be deemed to be the earlier of (i) actual receipt of notice by any permitted means, or (ii) five business days following dispatch by overnight delivery service or the United States Mail. Employee shall be obligated to notify Employer in writing of any change in Employee's address. Notice of change of address shall be effective only when done in accordance with this paragraph.

Employer's Notice Address:
__________________________________________
__________________________________________

Employee's Notice Address:
__________________________________________
__________________________________________

13. ENTIRE AGREEMENT; MODIFICATION; WAIVER; CONSTRUCTION GENERALLY. This Agreement constitutes the entire agreement between Employer and Employee relating to Employee's employment, and supersedes all previous agreements, whether oral or written. No provision of this Agreement shall be construed strictly against any party, including, without limitation, the drafter. Neither this Agreement nor any provision hereof may be amended, waived or modified in any way other than by a writing executed by the party against whom such amendment, waiver or modification would be enforced. No failure to exercise, and no delay in exercising with respect to any right shall operate as a waiver. A waiver by any party of a breach of any provision shall not be deemed a waiver of any later breach. The exercise of any right or remedy by either party (or by its successor), whether pursuant to this Agreement, to any other agreement, or to law, shall not preclude or waive its right to exercise any or all other rights and remedies. If any provision of this Agreement shall be held by a court or arbitrator to be invalid, unenforceable, or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Agreement shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such


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court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law. The headings or titles of the several paragraphs of this Agreement are inserted solely for convenience and shall not be used in the construction of any provision of this Agreement. Words in the singular shall include the plural, and vice versa. All references to the masculine or feminine shall mean all genders. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement, but all of which together shall constitute one and the same instrument.


     [Remainder of page intentionally left blank. Signature page follows.]



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Each of the parties has set forth Employee's, Employer's or its signature as of the date first set forth above.

EMPLOYER:

Genius Products, Inc., a Delaware corporation

        By: /S/ TREVOR DRINKWATER
            --------------------------------------

        Print Name:  TREVOR DRINKWATER
                   -------------------------------

        Its: (title)  CEO
                    ------------------------------

EMPLOYEE:

        By: /S/ MICHEL URICH
            --------------------------------------

        Print Name:  MICHEL URICH
                   -------------------------------


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